UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               September 13, 2002
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


    Delaware                   0-29279                     16-1550742
    --------                   -------                     ----------
(State or other        (Commission File Number)          (IRS Employer
jurisdiction                                             Identification No.)
of incorporation)


            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

This Form 8-K/A (Amendment No. 1) to the Current Report on Form 8-K of Choice One Communications Inc. (the "Company") filed with the Securities and Exchange Commission on September 27, 2002 (the "Form 8-K") is being filed to amend and restate the disclosure in the Form 8-K under the caption "Issuance of New Warrants" to (1) correct a typographical error related to the number of warrants issued to those lenders under the Term C loan facility who are also lenders under the Bridge Agreement and (2) further clarify the events that could cause the warrants issued to the lenders under the Bridge Agreement to become exercisable, as set forth below.

Other than as set forth below, there has been no change in the disclosure contained in the Form 8-K.

Capitalized terms used herein without being defined herein have the respective meanings ascribed to them in the Form 8-K.

Issuance of New Warrants

         In consideration for the loans extended to the Company under the Amended Credit Agreement and the other amendments and waivers effected pursuant to the Amended Credit Agreement, the Company has authorized the issuance of warrants to purchase shares of the Company's common stock to the Company's lenders under the Term C loan facility. These warrants are exercisable for up to 10,596,137 shares of common stock, representing 20% of the issued and outstanding common stock of the Company on September 13, 2002, on a fully diluted basis after giving effect to the issuance of the new warrants. These warrants may be exercised until September 13, 2007 (i.e., the fifth anniversary of the closing date of the new debt financing) at an exercise price of $0.01 per common share. Of these warrants, 7,944,700 are immediately exercisable. Warrants to purchase 2,651,437 shares of common stock issued to those lenders under the Term C loan facility who are also lenders under the Bridge Agreement will not become exercisable prior to September 13, 2004 (i.e., the second anniversary of the closing date). If the Company satisfies its outstanding obligations under the Bridge Agreement in full, including accrued and unpaid interest, prior to September 13, 2004, the warrants to purchase 2,651,437 shares of common stock will expire.

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         In addition, the Company has authorized the issuance of additional warrants to the Company's lenders under the Bridge Agreement that may, upon the occurrence of certain events as described below, become exercisable for up to an additional 4,851,872 shares of common stock, representing 10% of the issued and outstanding common stock of the Company on September 13, 2002, on a fully diluted basis after giving effect to the issuance of such new warrants. These new warrants, which are not currently exercisable except on a contingent basis as described below, also have an exercise price of $0.01 per common share. These warrants will only become exercisable in the event that the holders of the warrants present to the Company a proposal for a capital markets transaction that would neither violate the Amended Credit Agreement or the Bridge Agreement nor cause the Company to violate any rules of any national securities exchange or automated quotation system, if any, upon which the shares of the Company's common stock are so listed, and which is subsequently rejected by the Company (or the Company accepts the proposal but fails to use its good faith reasonable best efforts to consummate the transaction), which consists of one or more of the following:

o the issuance and sale of subordinated notes with a market rate of interest not greater than 13.5%, a maturity date that occurs after the maturity date of the Bridge Notes, an accrual period providing for payment of interest in-kind that terminates no earlier than the termination of the accrual period under the Bridge Notes and subject to other customary terms for such a note issuance, including standard high-yield debt covenants;

o the issuance and sale of convertible debt with an interest rate not g reater than 8%, a maturity date that occurs after the maturity date of the Bridge Notes, an accrual period providing for payment of interest in-kind that terminates no earlier than the termination of the accrual period under the Bridge Notes, a conversion premium of at least 20% over the then fair market value of the Company's common stock, which fair market value must be at least $6.25 per share, and subject to other customary terms for an issuance of convertible debt registered under the Securities Act of 1933, as amended (the "Securities Act"), or consummated pursuant to Rule 144A or another exemption thereunder; or

o the issuance and sale of equity at a price not less than $6.25 per share of the Company's common stock and subject to other customary terms for an issuance of equity registered under the Securities Act or consummated pursuant to Rule 144A or another exemption thereunder;

which transactions, taken together, if proposed as part of a single financing, generate net cash proceeds to the Company of at least $100 million. These warrants, to the extent not exercised or exercisable, will expire upon the earliest of the date the original holders of the warrants cease to own any Bridge Notes, or the date the Company satisfies its outstanding obligations under the Bridge Agreement, or September 13, 2007.

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               CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         From time to time, the Company makes oral and written statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") or by the Securities and Exchange Commission ("SEC") in its rules, regulations, and releases. The words or phrases "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of the Company. The Company desires to take advantage of the "safe harbor" provisions in the Act for forward-looking statements made from time to time, including, but not limited to, the forward-looking information contained in this filing and in other filings with the SEC.

         The Company cautions readers that any such forward-looking statements made by or on behalf of the Company are based on management's current expectations and beliefs but are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Factors that could impact the Company include, but are not limited to:

o        Compliance with covenants for borrowing under our bank credit facility;

o        The availability of additional financing;

o        Successful marketing of our services to current and new customers;

o The existence of strategic alliances, relationships and suitable acquisitions;

o Technological, regulatory or other developments in the Company's business;

o Shifts in market demand and other changes in the competitive telecommunications sector.

         These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, filed on April 1, 2002. You should consider all of our subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management's view only as of the dates we make them.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHOICE ONE COMMUNICATIONS INC.

Dated: October 4, 2002                 By:    /s/ Ajay Sabherwal
                                              ----------------------------------
                                       Name:    Ajay Sabherwal
                                       Title:   Executive Vice President,
                                                Finance and Chief
                                                Financial Officer